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                                                                  EXECUTION COPY



                                                                   EXHIBIT 10.35




                      SECOND AMENDMENT AND LIMITED WAIVER
                                       TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


               THIS SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 29, 2000 (this "Amendment") relates to that certain Amended and Restated Credit Agreement dated as of February 10, 1999 (as amended by the First Amendment to Amended and Restated Credit Agreement, dated April 28, 2000 (the "First Amendment"), and as may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") and is entered into among Callaway Golf Company, a Delaware corporation (the "Borrower"), the other credit parties signatory to the Credit Agreement (including Callaway Golf Ball Company ("Golf Ball") and, together with the Borrower, the "Credit Parties"), the lenders signatory hereto (the "Requisite Lenders") and General Electric Capital Corporation, a New York corporation, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                               W I T N E S S E T H

               WHEREAS, the Borrower, the other Credit Parties, Agent and the Lenders have entered into the Credit Agreement and the First Amendment;

               WHEREAS, Borrower has notified Agent that it intends to merge with Golf Ball through a tax-free statutory merger (the "Golf Ball Merger") in which Borrower will be the surviving corporation and, immediately after the merger, will transfer its assets and liabilities relating to domestic sales (the "Asset Transfer") to Callaway Golf Sales Company ("Golf Sales");

               WHEREAS, Borrower has notified Agent that it intends to form a foreign company ("CG South Pacific") to be a wholly-owned subsidiary of Borrower (as more fully described in Exhibit A attached hereto, the "Subsidiary Formation");

               WHEREAS, Borrower has notified Agent that Callaway Golf Europe Ltd. ("CG Europe"), a Material Subsidiary, intends to acquire a Spanish distribution company through the following steps: (a) CG Europe will purchase 100% of the stock of Green Fee, S.A. ("Green Fee"), (b) CG Europe will create a wholly-owned subsidiary ("Spanish Co.") into which Green Fee will be merged, with Spanish Co. as the surviving corporation, and (c) Spanish Co. will be merged with and into CG Europe (as more fully described in Exhibit C attached hereto, "Spanish Co. Acquisition" and, together with the Golf Ball Merger, the Asset Transfer and the Subsidiary Formation, the "Callaway Transactions");

               WHEREAS, Borrower has requested that the Credit Agreement be amended to remove Golf Ball as a Credit Party and to make other necessary changes to reflect the Callaway Transactions (the "Amendments");



                                                              SECOND AMENDMENT &
                                                               LIMITED WAIVER TO
                                           AMENDED AND RESTATED CREDIT AGREEMENT

               WHEREAS, Borrower has requested that GE Capital and the Requisite Lenders grant a limited waiver (the "Limited Waivers") to certain provisions of the Credit Agreement with respect to the applicable Callaway Transactions, as follows:

               a. Sections 5.1 (Maintenance of Existing and Conduct of Business), 6.1 (Mergers Subsidiaries, Etc.), and 6.4 (Employee Loans and Affiliate Transactions), solely with respect to the Golf Ball Merger;

               b. Sections 6.4 (Employee Loans and Affiliate Transactions) and
        6.8 (Sale of Stock and Assets), solely with respect to the Asset
        Transfer;

               c. Sections 6.1 (Mergers Subsidiaries, Etc.), 6.2 (Investments; Loans and Advances), 6.3 (Indebtedness) and 6.4 (Employee Loans and Affiliate Transactions), solely with respect to the Subsidiary Formation; and

               d. Sections 6.1 (Mergers Subsidiaries, Etc.), 6.2 (Investments; Loans and Advances), 6.3 (Indebtedness), 6.4 (Employee Loans and Affiliate Transactions), 6.7 (Liens) and 6.14 (Restricted Payments), solely with respect to the Spanish Acquisition.

               WHEREAS, Section 11.2 of the Credit Agreement requires that the Requisite Lenders consent to the Amendments and the Limited Waivers; and

               WHEREAS, Agent, Borrower and Requisite Lenders are willing to so effect the Amendments and provide the Limited Waivers on the terms and conditions set forth herein.

               NOW, THEREFORE, in consideration of the above premises, Borrower, Agent, and the Requisite Lenders agree as follows:

        2. Definitions and Usage. Capitalized terms used, but not defined, herein have the meanings ascribed to such terms in the Credit Agreement. Any reference herein to Section, Exhibit or Schedule shall, unless otherwise specified, refer to such Section, Exhibit or Schedule hereof, in its entirety.

        3. Amendments to the Credit Agreement. Upon the Effective Date (as defined in Section 6 below), the Credit Agreement is hereby amended as follows:

               a. Amendment to Section 1.7. Section 1.7 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

               "Based on the most recent Borrowing Base Certificate delivered by Borrower to Agent and on other information available to Agent, Agent shall in its reasonable judgment determine which Inventory of Borrower shall be "Eligible Inventory" for purposes of this Agreement. In determining whether any particular Inventory constitutes Eligible Inventory, Agent shall not include any such Inventory to which any of the exclusionary criteria set forth below applies. Agent reserves the right, at any time and from time to time after the Effective Date, to adjust any such



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               criteria, to establish new criteria and to adjust advance rates with respect to Eligible Inventory in its reasonable judgment, subject to the approval of (x) each Lender in the case of an increase in the percentage advance rate and (y) Supermajority Revolving Lenders in the case of any adjustments or new criteria which have the effect of making more credit available. Eligible Inventory shall not include any Inventory of Borrower that:

               (a) is not owned by Borrower free and clear of all Liens (other than Permitted Encumbrances described in clause (a), (e) or (i) of the definition thereof) and rights of any other Person (including the rights of a purchaser that has made progress payments and the rights of a surety that has issued a bond to assure Borrower's performance with respect to that Inventory), except the Liens in favor of Agent, on behalf of itself and Lenders;

               (b) is (i) not located on premises owned or leased by Borrower or
               (ii) is stored with a bailee, warehouseman or similar Person, unless Agent has given its prior consent thereto and unless (x) a satisfactory bailee letter or landlord waiver has been delivered to Agent, or (y) Reserves satisfactory to Agent have been established with respect thereto, or (iii) located at any site if the aggregate book value of Inventory at any such location is less than $100,000;

               (c) is placed on consignment or is in transit;

               (d) is covered by a negotiable document of title, unless such document has been delivered to Agent with all necessary endorsements, free and clear of all Liens except those in favor of Agent and Lenders;

               (e) in Agent's reasonable determination, is excess, obsolete, unsalable, shopworn, seconds, damaged, unfit for sale or otherwise no longer used or useful in Borrower's business;

               (f) consists of customized product, demonstration equipment, display items or packing or shipping materials, manufacturing supplies, work-in-process Inventory or replacement parts;

               (g) consists of goods that have been returned by the buyer;

               (h) is not of a type held for sale in the ordinary course of Borrower's business;

               (i) as to which Agent's Lien, on behalf of itself and Lenders, therein is not a first priority perfected Lien;

               (j) as to which any of the representations or warranties pertaining to Inventory set forth in this Agreement, the Borrower Security Agreement or the Subsidiaries Security Agreement (as applicable) is untrue;



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               (k) consists of any costs associated with "freight-in" charges;

               (l) consists of Hazardous Materials or goods that can be transported or sold only with licenses that are not readily available;

               (m) is not covered by casualty insurance acceptable to Agent;

               (n) that constitutes Golf Ball Inventory that is not eligible for inclusion in the Borrowing Base in accordance with the proviso to the definition of "Borrowing Base" in Annex A; or

               (o) is otherwise unacceptable to Agent in its reasonable judgment."

               b. Amendment to Section 3.6. Section 3.6 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

               "3.6 Ownership of Property; Liens. As of the Effective Date, the real estate ("Real Estate") listed on Disclosure Schedule (3.6) constitutes all of the real property owned, leased, subleased, or used by any Credit Party. Each Credit Party owns good and marketable fee simple title (subject to various matters of record) to all of its owned real estate, and valid and marketable leasehold interests in all of its leased Real Estate, all as described on Disclosure Schedule (3.6), and copies of all such leases or a summary of terms thereof satisfactory to Agent have been delivered to Agent. Disclosure Schedule (3.6) further describes any Real Estate with respect to which any Credit Party is a lessor, sublessor or assignor as of the Effective Date. Each Credit Party also has good and marketable title to, or valid leasehold interests in, all of its personal properties and assets, excluding all Receivables Program Assets sold, contributed or otherwise disposed of under the Receivables Documents, and subject to the interests of the lessor under the CEF Lease Facility. As of the Effective Date, none of the properties and assets of any Credit Party are subject to any Liens other than Permitted Encumbrances and Liens arising under the Receivables Documents or under the CEF Lease Facility, and there are no facts, circumstances or conditions known to any Credit Party that may result in any Liens (including Liens arising under Environmental Laws) other than Permitted Encumbrances and Liens arising under the Receivables Documents or under the CEF Lease Facility. Each Credit Party has received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and has duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Credit Party's right, title and interest in and to all such Real Estate and other properties and assets. Disclosure Schedule (3.6) also describes any purchase options, rights of first refusal or other similar contractual rights pertaining to any Real Estate. As of the Effective Date, no portion of any Credit Party's Real



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               Estate has suffered any material damage by fire or other casualty loss which has not heretofore been repaired and restored in all material respects to its original condition or otherwise remedied and no Credit Party is aware of any latent or patent structural or other significant defect or deficiency in any improvements on any of the Real Estate. As of the Effective Date, all material permits required to have been issued or appropriate to enable the Real Estate to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect."

               c. Amendment to Section 3.23. Section 3.23 of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

               "Solvency. Both before and after giving effect to (a) the Loans and Letter of Credit Obligations to be made or extended on the Effective Date or such other date as Loans and Letter of Credit Obligations requested hereunder are made or extended, (b) the disbursement of the proceeds of such Loans pursuant to the instructions of Borrower, (c) the Refinancing and (d) the payment and accrual of all transaction costs in connection with the foregoing, each Credit Party is Solvent."

               d. Amendment to Section 6.2(h). Section 6.2(h) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and substituting the following in lieu thereof:

               "[INTENTIONALLY OMITTED];"

               e. Amendments to Annex A. Annex A is hereby amended as follows:

                      i. The definition of "Borrowing Base" is hereby amended by deleting the text of the definition in its entirety and substituting the following in lieu thereof:

                      "shall mean, as of any date of determination by Agent, from time to time, an amount equal to the sum at such time of:

                      (a) sixty percent (60%) of the book value of Borrower's Eligible Inventory valued on a first-in, first-out basis (at the lower of cost or market), less any Reserves established by Agent at such time; and

                      (b) the lesser of :

                      (i) the Additional Collateral Amount and

                      (ii) an amount equal to the sum of (x) fifty percent (50%) of the Appraised Value of the Eligible Real Estate, and
                      (y) eighty-five



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                      percent (85%) of the Appraised Value of the Eligible
                      Equipment, less any Reserves established by Agent at such time, minus, the aggregate outstanding principal amount of Indebtedness (including Indebtedness described in clause
                      (i) of Section 6.3, but excluding the Obligations and Indebtedness created or arising under the Receivables Documents) which is secured by any Eligible Equipment;

                      provided that Golf Ball Inventory shall be included in the Borrowing Base only upon (i) delivery to Agent for the benefit of Lenders of a certificate of the Chief Financial Officer of Borrower as to the matters addressed in Section
                      3.23 and the other certificates and statements (including without limitation a Fair Salable Balance Sheet) described in paragraph X of Annex D, each in form and substance satisfactory to Agent, (ii) the audit and appraisal of the Golf Ball Inventory, the results of which shall be satisfactory to Agent and Requisite Lenders, and (iii) the review and, where appropriate (in the reasonable judgment of Agent), modification by Agent (subject to the approval of all Lenders or Supermajority Revolving Lenders, to the extent required by Sections 1.7, 1.18 and 1.19) of the criteria and advance rates applicable to the Golf Ball Receivables."

                      ii. The definition of "Callaway Golf Ball Company" is
               hereby amended by deleting the definition in its entirety.

                      iii. The definition of "CEF Lease Facility" is hereby
               amended by deleting the text of the definition in its entirety and substituting the following in lieu thereof:

                      "shall mean (i) the Master Lease Agreement dated as of December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lessor, and Callaway Golf Ball Company, as lessee, (ii) the Corporate Guaranty dated December 30, 1998 by Borrower (as guarantor) for the benefit of GE Capital, for itself and as agent for certain participants,
                      (iii) the Interim Finance Agreement dated December 30, 1998 between General Electric Capital Corporation, for itself and as agent for certain participants, as lender, and Callaway Golf Ball Company, as borrower and (iv) all documents delivered under, and relating to, any of the agreements described in clauses (i) through (iii) hereof (including, but not limited to, the Assumption Agreement, dated as of December 29, 2000 by and among General Electric Capital Corporation, for itself and as agent for certain participants, Callaway Golf Ball Company and Borrower), in each case as amended, modified, supplemented or restated from time to time, provided that any amendment, modification, supplement or



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                      restatement which changes the description of the assets
                      subject to the security interests granted by the CEF Lease Facility in a manner which may adversely affect Agent or the Lenders shall not be incorporated in this definition of "CEF Lease Facility" unless the Supermajority Revolving Lenders have consented to its incorporation."

                      iv. The following definitions are hereby inserted after
               the definition of "General Intangibles":

                             (A) "Golf Ball Inventory" shall mean Inventory
                      consisting of golf balls and materials related to their production.

                             (B) "Golf Ball Receivables" shall mean Receivables
                      arising from the sale of Golf Ball Inventory held by the Borrower designated by the Borrower as such.

                      v. The definition of "Material Subsidiary" is hereby
               amended by deleting the text of the definition in its entirety and substituting the following in lieu thereof:

                      "shall mean Callaway Golf Sales Company, Odyssey Golf, Inc., Special Purpose Corporation, Callaway Golf Europe Ltd., Callaway (Barbados) Foreign Sales Corporation, ERC International Company, Callaway Golf Korea Ltd., Callaway Golf Canada Ltd., Callaway Golf South Pacific Pty Ltd and each Person which becomes a Subsidiary of Borrower after the date of this Agreement."

               f. Amendment of Disclosure Schedule 3.8. Disclosure Schedule 3.8 is hereby amended by deleting the text thereof in its entirety and substituting Schedule I, attached hereto, in lieu thereof.

        4. Limited Waivers. Upon the Effective Date, and as limited herein, the Requisite Lenders hereby waive the following provisions of the Credit Agreement solely with respect to the matters expressly described below:

               a. Sections 5.1 (Maintenance of Existing and Conduct of Business), 6.1 (Mergers Subsidiaries, Etc.), and 6.4 (Employee Loans and Affiliate Transactions), solely with respect to the Golf Ball Merger;

               b. Sections 6.4 (Employee Loans and Affiliate Transactions) and
        6.8 (Sale of Stock and Assets), solely with respect to the Asset
        Transfer;

               c. Sections 6.1 (Mergers Subsidiaries, Etc.), 6.2 (Investments; Loans and Advances), 6.3 (Indebtedness), and 6.4 (Employee Loans and Affiliate Transactions), solely with respect to the Subsidiary Formation, provided that the Limited Waiver to Section 6.2 permitting an investment in, and/or loan to, CG South Pacific by Borrower



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        shall be limited to only such investment and/or loan, that in the aggregate does not exceed US $3,000,000 and provided further that the Limited Waiver to Section 6.3 permitting the incurrence or assumption of indebtedness by CG South Pacific shall not apply to any such incurrence or assumption of indebtedness exceeding US $3,000,000;

               d. Sections 6.1 (Mergers Subsidiaries, Etc.), 6.2 (Investments; Loans and Advances), 6.3 (Indebtedness), 6.4 (Employee Loans and Affiliate Transactions), 6.7 (Liens) and 6.14 (Restricted Payments), solely with respect to the Spanish Acquisition, provided that the Limited Waiver to Section 6.2 permitting an investment in, and/or loan to, CG Europe by Borrower shall be limited to (i) only such investment and/or loan that does not in the aggregate exceed US $4,000,000 and (ii) if a loan is made, only such loan having a term of no longer than five
        (5) years, provided further that the Limited Waiver to Section 6.3 permitting the incurrence or assumption of indebtedness by CG Europe shall not apply to any such incurrence or assumption of indebtedness (A) that exceeds US $4,000,000 or (B) the term of which exceeds five (5) years, and provided further that the Limited Waiver to Section 6.14 permitting CG Europe making a Restricted Payment shall not apply to any such payment exceeding US $4,000,000.

               e. The Limited Waivers shall be limited to those Events of Default, if any, arising solely from any of the Callaway Transactions as described herein and do not apply to any past, present or future Events of Default caused by any other violation of Sections 5 or 6 or other provisions of the Credit Agreement or any of the Loan Documents.

        5. Representations and Warranties. The Credit Parties hereby jointly and severally represent and warrant to the Agent and the Requisite Lenders that, as of the Effective Date and after giving effect to this Amendment:

               a. All of the representations and warranties of the Credit Parties contained in this Amendment, the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, as if then made (other than representations and warranties which expressly speak as of a different date, which shall be true and correct in all material respects as of that date); and

               b. No Default or Event of Default has occurred and is continuing or will result after giving effect to this Amendment, including without limitation, none of the agreements, instruments or other obligations by which any of the Credit Parties or their Subsidiaries will be bound pursuant to the Subsidiary Formation or the Spanish Acquisition will directly or indirectly restrict, prohibit, or require the consent of any Person with respect to the payment of dividends or distribution or the making or repayment of intercompany loans by a Subsidiary of Borrower to Borrower, as provided in Section 6.16 of the Credit Agreement.

        6. Effective Date. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions:



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               a. The Agent shall have received each of the following documents, in each case in form and substance satisfactory to the Agent:

                      i. counterparts hereof executed by each of the Credit
               Parties, the Agent and the Requisite Lenders;

                      ii. duly executed amendments to the CEF Lease Facility and the Receivables Documents effecting all modifications necessary to permit the Callaway Transactions, together with a certificate of the Chief Financial Officer of the Borrower certifying that all conditions to the effectiveness of the amendments have been satisfied and that the amendments are in full force and effect as of the Effective Date;

                      iii. the duly executed Pledge Amendment reflecting the
               Subsidiary Formation accompanied by the share certificate representing the outstanding CG South Pacific Stock being pledged and a stock power for such share certificate executed in blank;

                      iv. a certificate of the Secretary or Assistant Secretary
               of each of the Credit Parties dated the Effective Date certifying
               (A) that the bylaws of such Credit Party have not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary or Assistant Secretary of such Credit Party delivered to the Agent and remain in full force and effect as of the Effective Date, (B) that the charter of such Credit Party has not been amended or otherwise modified since the date of the most recent certification thereof by the Secretary of State of such Credit Party's jurisdiction of incorporation delivered to the Agent and remain in full force and effect as of the Effective Date and (C) that the execution, delivery and performance of this Amendment have been duly authorized by all necessary or proper corporate and shareholder action;

                      v. a certified copy of the Certificate of Merger filed
               with the State of California evidencing the Golf Ball Merger;

                      vi. the additional documentation relating to the Spanish
               Acquisition as required by Section 6.1(c) of the Credit Agreement; and

                      vii. such additional documentation as the Agent may
               reasonably request;

               b. No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation, that in the aggregate could not reasonably be expected to have a Material Adverse Effect;



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               c. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Agent; and

               d. No Default or Event of Default shall have occurred and be continuing on the Effective Date or will result after giving effect to this Amendment.

        7. Reference to and Effect on the Loan Documents.

               a. Upon the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and supplemented hereby.

               b. Except to the extent specifically set forth herein, the respective provisions of the Credit Agreement and the other Loan Documents shall not be amended, modified, waived, impaired or otherwise affected hereby, and such documents and the Obligations under each of them are hereby confirmed as being in full force and effect.

               c. This Amendment shall be limited solely to the matters expressly set forth herein and shall not (i) constitute an amendment or waiver of any other term or condition of the Credit Agreement or any other Loan Document, (ii) prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, (iii) require the Agent or any Lender to agree to a similar transaction on a future occasion or (iv) create any right herein to another Person or other beneficiary or otherwise, except to the extent specifically provided herein.

        8. Miscellaneous. This Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

        9. Section Titles. The Section titles in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        10. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        11. GOVERNING LAW. THIS AMENDMENT, AND ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        12. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or



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
interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.



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        IN WITNESS WHEREOF, the Credit Parties, the Agent and the Requisite
Lenders have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.




                                   CALLAWAY GOLF COMPANY,
                                   as Borrower


                                   By:
                                      -------------------------------
                                      Name:
                                      Title:




                                 Signature Page

                                   CALLAWAY GOLF SALES COMPANY,
                                   as a Credit Party


                                   By:
                                      -------------------------------
                                      Name:
                                      Title:




                                 Signature Page

                                   CALLAWAY GOLF BALL COMPANY,
                                   as a Credit Party


                                   By:
                                      -------------------------------
                                      Name:
                                      Title:




                                 Signature Page

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Agent and Lender


                                   By:
                                      -------------------------------
                                      Name:  Robert Yasuda
                                      Title:  Authorized Signatory
                                      Pro Rata Share:  20.83%




                                 Signature Page

                                   AMERICAN NATIONAL BANK AND TRUST COMPANY OF
                                   CHICAGO,
                                   as a Lender


                                   By:
                                      -------------------------------
                                      Name:
                                      Title:
                                      Pro Rata Share:  17.71%



                                 Signature Page

                                   BANK OF AMERICA, NATIONAL ASSOCIATION,
                                   as a Lender


                                    By:
                                      --------------------------------
                                            Name:
                                            Title:
                                            Pro Rata Share:  14.17%



                                 Signature Page

                                   CONGRESS FINANCIAL CORPORATION (WESTERN), as a Lender


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:
                                       Pro Rata Share:  14.17%



                                 Signature Page

                                   KEY CORPORATE CAPITAL INC.,
                                   as a Lender


                                    By:
                                       ------------------------------
                                       Name:
                                       Title:
                                       Pro Rata Share:  14.17%



                                 Signature Page

                                   NATIONAL CITY COMMERCIAL FINANCE, INC.,
                                   as a Lender


                                    By:
                                       -----------------------------
                                       Name:
                                       Title:
                                       Pro Rata Share:  8.33%



                                 Signature Page

                                   NATIONAL WESTMINSTER BANK PLC,
                                   as a Lender


                                   By:
                                      ------------------------------
                                      Name:
                                      Title:
                                      Pro Rata Share: 10.63%



                                 Signature Page

                                    EXHIBIT A

                                       TO

  SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)



                                   Exhibit A

                                    EXHIBIT B

                                       TO

  SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)



                                   Exhibit B

                                   SCHEDULE I

                                       TO

  SECOND AMENDMENT AND LIMITED WAIVER TO AMENDED AND RESTATED CREDIT AGREEMENT

                                 (see attached)



                                   Schedule I